                                  Exhibit 99.4

   Series 1999-1 Monthly Certificateholders' Statement for the period from
                      July 21, 1999 through July 31, 1999

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:


    Date of the Certificate                                 August 10, 1999
    Monthly Period ending                                     July 31, 1999
    Determination Date                                      August 10, 1999
    Distribution Date                                       August 16, 1999

*****As a result of the July 21, 1999 issuance of Series 1999-1, the end of prior month Investor Amounts for Series 1997-1 and Series 1999-1 have been adjusted to reflect the average daily investor amounts for these Series for the July Monthly Period. This adjustment is being made in order to more accurately reflect the allocation of principal and finance charge collections to each of the Series.*****

-------------------------------------------------------------------------------------------------------------------------
                                                       General
-------------------------------------------------------------------------------------------------------------------------
101 Amortization Period                                                                                   No         101
102 Early Amortization Period                                                                             No         102
103 Class A Investor Amount paid in full                                                                  No         103
104 Class B Investor Amount paid in full                                                                  No         104
105 Collateral Interest Amount paid in full                                                               No         105
106 Saks Incorporated is the Servicer                                                                     Yes        106

-------------------------------------------------------------------------------------------------------------------------
                                                    Investor Amount
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 as of the end of
                                                               as of the end of prior             the relevant
                                                                  Monthly Period                 Monthly Period
                                                               ----------------------            ----------------
107 Series 1999-1 Investor Amount                                 $     134,262,097     107(a)   $    378,375,000    107(b)
108   Class A Investor Amount                                     $      99,354,839     108(a)   $    280,000,000    108(b)
109   Class B Investor Amount                                     $      10,742,742     109(a)   $     30,275,000    109(b)
110   Collateral Interest Amount                                  $      24,164,516     110(a)   $     68,100,000    110(b)

111 Series 1999-1 Adjusted Investor Amount                        $     134,262,097     111(a)   $    378,375,000    111(b)
112   Class A Adjusted Investor Amount                            $      99,354,839     112(a)   $    280,000,000    112(b)
113     Principal Account Balance with respect to Class A         $               -     113(a)   $              -    113(b)
114   Class B Adjusted Investor Amount                            $      10,742,742     114(a)   $     30,275,000    114(b)
115     Principal Account Balance with respect to Class B         $               -     115(a)   $              -    115(b)
116   Collateral Interest Adjusted Amount                         $      24,164,516     116(a)   $     68,100,000    116(b)
117     Principal Account Balance with respect
          to the Collateral Interest                              $               -     117(a)   $              -    117(b)

118 Class A Certificate Rate                                                                           5.40000%      118
119 Class B Certificate Rate                                                                           5.61000%      119

                                                                                                as of the end of
                                                               as of the end of prior             the relevant
                                                                  Monthly Period                 Monthly Period
                                                               ----------------------           -----------------
120 Series 1999-1 Investor Percentage with respect
    to Finance Charge Receivables                                      13.08%           120(a)       37.27%        120(b)
121   Class A                                                           9.68%           121(a)       27.58%        121(b)
122   Class B                                                           1.05%           122(a)        2.98%        122(b)
123   Collateral Interest                                               2.35%           123(a)        6.71%        123(b)

124 Series 1999-1 Investor Percentage with respect
    to Principal Receivables                                            13.08%          124(a)       37.27%        124(b)
125    Class A                                                           9.68%          125(a)       27.58%        125(b)
126    Class B                                                           1.05%          126(a)        2.98%        126(b)
127    Collateral Interest                                               2.35%          127(a)        6.71%        127(b)

128 Series 1999-1 Investor Percentage with respect
    to Allocable Amounts                                                13.08%          128(a)        37.27%       128(b)
129    Class A                                                           9.68%          129(a)        27.58%       129(b)
130    Class B                                                           1.05%          130(a)         2.98%       130(b)
131    Collateral Interest                                               2.35%          131(a)         6.71%       131(b)

                                                                                                             Page 1 of 5

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
------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
-------------------------------------------------------------------------------------------------------------------------------
132 The sum of the daily allocations of collections of Principal Receivables for
    the relevant Monthly Period                                                                     $              -        132
133 Class A distribution of collections of Principal Receivables per $1,000 of
    original principal amount                                                                       $              -        133
134 Class B distribution of collections of Principal Receivables per $1,000 of
    original principal amount                                                                       $              -        134
135 Collateral Interest distribution of collections of Principal Receivables per
    $1,000 of original principal amount                                                             $              -        135
136 Class A distribution attributable to interest per $1,000 of original principal
    amount                                                                                          $           3.90        136
137 Class B distribution attributable to interest per $1,000 of original
    principal amount                                                                                $           4.05        137
138 Collateral Interest distribution attributable to interest per $1,000
    of original principal amount                                                                    $           2.93        138
139 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
    of original principal amount                                                                    $           1.67        139

-------------------------------------------------------------------------------------------------------------------------------
                                            Collections Allocated to Series 1999-1
-------------------------------------------------------------------------------------------------------------------------------

140 Series allocation of collections of Principal Receivables                                       $     28,672,930        140
141   Class A                                                                                       $     21,218,157        141
142   Class B                                                                                       $      2,294,213        142
143   Collateral Interest                                                                           $      5,160,559        143

144 Series allocation of collections of Finance Charge Receivables                                  $      2,894,833        144
145   Class A                                                                                       $      2,142,195        145
146   Class B                                                                                       $        231,625        146
147   Collateral Interest                                                                           $        521,013        147

    Available Funds
    ---------------
148   Class A Available Funds                                                                       $      2,142,195        148
149 The amount to be withdrawn from the Reserve Account to be included in
    Class A Available funds                                                                         $              -        149
150 Principal Investment Proceeds to be included in Class A Available Funds                         $              -        150
151 The amount of investment earnings on amounts held in the Reserve
    Account to be included in Class A Available funds                                               $              -        151

152   Class B Available Funds                                                                       $        231,625        152
153 The amount to be withdrawn from the Reserve Account to be included in
    Class B Available funds                                                                         $              -        153
154 Principal Investment Proceeds to be included in Class B Available Funds                         $              -        154

155   Collateral Interest Available Funds                                                           $        521,013        155
156 The amount to be withdrawn from the Reserve Account to be included in
    Collateral Interest Available Funds                                                             $              -        156
157 Principal Investment Proceeds to be included in Collateral Interest
    Available Funds                                                                                 $              -        157

-------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
-------------------------------------------------------------------------------------------------------------------------------
    Class A
    -------
158 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
    paid on a prior Distribution date                                                               $      1,092,000        158
159 If Saks Incorporated is no longer the Servicer, an amount equal to Class A
    Servicing fee for the related Distribution Date                                                 $              -        159
160 Class A Allocable Amount                                                                        $        216,044        160
161 An amount to be included in the Excess Spread                                                   $        834,151        161

                                                                                                               Page 2 of 5

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

    Class B
    -------
162 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
    paid on a prior Distribution date                                                               $        122,664        162
163 If Saks Incorporated is no longer the Servicer, an amount equal to Class B
    Servicing fee for the related Distribution Date                                                 $              -        163
164 An amount to be included in the Excess Spread                                                   $        108,961        164

    Collateral Interest
    -------------------
165 If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
    Interest Servicing fee for the related Distribution Date                                        $              -        165
166 An amount to be included in the Excess Spread                                                   $        521,013        166

167 Available Excess Spread                                                                         $      1,464,125        167
168 Available Shared Excess Finance Charge Collections                                              $              -        168
169 Total Cash Flow available for Series 1999-1 waterfall                                           $      1,464,125        169

170 Fund any Class A Required Amount                                                                $              -        170
171 Class A Investor Charge Offs which have not been previously reimbursed                          $              -        171
172 Class B Required Amount to the extent attributable to line 162 and line 163                     $              -        172
173 Class B Allocable Amount                                                                        $         23,360        173
174 Excess of the Required Reserve Account Amount over the amount held in
    the Reserve Account                                                                             $              -        174
175 An amount equal to any unreimbursed reductions of the Class B Investor
    Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
    Principal Collections; (iii) reallocations of the Class B Investor Amount to the
    Class A Investor Amount                                                                         $              -        175
176 Collateral Monthly Interest for the related Distribution Date plus Collateral
    Monthly Interest previously due but not paid to holders of the Collateral
    Interest plus additional interest                                                               $        199,356        176
177 Servicing Fee due for the relevant Monthly Period and not paid above plus
    any amounts previously due but not distributed to the Servicer                                  $        231,229        177
178 Collateral Interest Allocable Amount                                                            $         52,545        178
179 Any unreimbursed reductions of the Collateral Interest Amount , if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
    (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
    Investor Amount                                                                                 $              -        179
180 Excess of the Required Spread Account Amount over the available Spread
    Account Amount                                                                                  $              -        180
181 The aggregate of any other amounts, if any, then due to the Collateral
    Interest Holder                                                                                 $              -        181
182 Shared Excess Finance Charge Collections                                                        $        957,634        182

-------------------------------------------------------------------------------------------------------------------------------
                                           Determination of Monthly Principal
-------------------------------------------------------------------------------------------------------------------------------
183 Available Principal Collections held in the Collection Account                                  $     28,672,930        183
184 Controlled Deposit Amount for the Monthly Period                                                $              -        184
185 Deficit Controlled Accumulation Amount                                                          $              -        185
186 Principal Collections deposited for the Monthly Period                                          $              -        186

187 Class A Monthly Principal                                                                       $              -        187

188 Class B Monthly Principal (only after payout of Class A or the accumulation
    of the Class A Investor Amount)                                                                 $              -        188
189 Available Principal Collections held in the Collection Account less portion of
    such Collections applied to Class A Monthly Principal                                           $     28,672,930        189
190 Controlled Deposit Amount less Class A Monthly Principal                                        $              -        190

191 Collateral Interest Monthly Principal (only after payout of Class A and Class
    B or the accumulation of the Class A and Class B Investor Amount)                               $              -        191
192 Available Principal Collections held in the Collection Account less portion of
    such Collections applied to Class A and Class B Monthly Principal                               $     28,672,930        192
193 Controlled Deposit Amount less Class A and Class B Monthly Principal                            $              -        193

                                                                                                                Page 3 of 5

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
-------------------------------------------------------------------------------------------------------------------------------
                                          Reallocated Principal Collections
-------------------------------------------------------------------------------------------------------------------------------
194 Reallocated Principal Collections                                                               $              -        194
195  Collateral Subordinated Principal Collections (to the extent needed to fund
    Required Amounts)                                                                               $              -        195
196  Class B Subordinated Principal Collections (to the extent needed to fund
    Required Amounts)                                                                               $              -        196

-------------------------------------------------------------------------------------------------------------------------------
                          Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-------------------------------------------------------------------------------------------------------------------------------
                                                                         %                                Amount
                                                                  --------------                    ----------------
197 Series 1999-1 Default Amount                                      13.08%          197(a)        $        291,949        197(b)
198 Class A Investor Default Amount                                    9.68%          198(a)        $        216,044        198(b)
199 Class B Investor Default Amount                                    1.05%          199(a)        $         23,360        199(b)
200 Collateral Interest Default Amount                                 2.35%          200(a)        $         52,545        200(b)

201 Series 1999-1 Adjustment Amount                                                                 $              -        201
202 Class A Adjustment Amount                                                                       $              -        202
203 Class B Adjustment Amount                                                                       $              -        203
204 Collateral Interest Adjustment Amount                                                           $              -        204

205 Series 1999-1 Allocable Amount                                                                  $        291,949        205
206 Class A Allocable Amount                                                                        $        216,044        206
207 Class B Allocable Amount                                                                        $         23,360        207
208 Collateral Interest Allocable Amount                                                            $         52,545        208

-------------------------------------------------------------------------------------------------------------------------------
                                                   Required Amounts
-------------------------------------------------------------------------------------------------------------------------------
209 Class A Required Amount                                                                          $             -        209
210 Class A Monthly Interest for current Distribution Date                                           $     1,092,000        210
211 Class A Monthly Interest previously due but not paid                                             $             -        211
212 Class A Additional Interest for prior Monthly Period or previously due but not paid              $             -        212
213 Class A Allocable Amount for current Distribution Date                                           $       216,044        213
214 Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $             -        214

215 Class B Required Amount                                                                          $             -        215
216 Class B Monthly Interest for current Distribution Date                                           $       122,664        216
217 Class B Monthly Interest previously due but not paid                                             $             -        217
218 Class B Additional Interest for prior Monthly Period or previously due but not paid              $             -        218
219 Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $             -        219
220 Excess of Class B Allocable Amount over funds available to make payments                         $             -        220

221 Collateral Interest Required Amount                                                              $             -        221
222 Collateral Monthly Interest for current Distribution Date                                        $       199,356        222
223 Collateral Monthly Interest previously due but not paid                                          $             -        223
224 Collateral Interest Additional Interest for prior Monthly Period or previously
    due but not paid                                                                                 $             -        224
225 Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $             -        225
226 Excess of Collateral Interest Allocable Amount over funds available to make payments             $             -        226

-------------------------------------------------------------------------------------------------------------------------------
                                            Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------------
    Class A
    -------
227 Class A Investor Amount reduction                                                                $             -        227
228  Class A Investor Charge Off                                                                     $             -        228

    Class B
    -------
229 Class B Investor Amount reduction                                                                $             -        229
230  Class B Investor Charge Off                                                                     $             -        230
231  Reductions of the Class B Investor Amount due to Class A Allocable Amount                       $             -        231
232  Reallocated Principal Collections applied to Class A                                            $             -        232

                                                                                                                 Page 4 of 5
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


    Collateral Interest
    -------------------
233 Collateral Interest Amount reduction                                                             $             -        233
234   Collateral Interest Charge Off                                                                 $             -        234
235   Reductions of the Collateral Interest Amount due to Class A and Class B                        $             -        235
    Allocable Amounts
236   Reallocated Principal Collections applied to Class A and Class B                               $             -        236

-------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
-------------------------------------------------------------------------------------------------------------------------------
237 Series 1999-1 Servicing Fee                                                                      $       231,229        237
238   Class A Servicing Fee                                                                          $       171,111        238
239   Class B Servicing Fee                                                                          $        18,501        239
240   Collateral Interest Servicing Fee                                                              $        41,617        240

-------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
-------------------------------------------------------------------------------------------------------------------------------
241 Required Reserve Account Amount (if applicable)                                                           N/A           241
242 Reserve Account reinvestment rate (if applicable)                                                         N/A           242
243 Reserve Account reinvestment earnings                                                            $             -        243
244 Reserve Account balance                                                                          $             -        244

245 Accumulation Period Length                                                                            12 months         245

-------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
-------------------------------------------------------------------------------------------------------------------------------
246 Portfolio Yield for Monthly Period (excluding Shared Excess Finance
    Charge Collections from other Series)                                                                   22.51%          246
247 Base Rate for Monthly Period                                                                             7.17%          247
248 Portfolio Yield minus Base Rate for such Monthly Period                                                 15.34%          248
249 Three month average of Portfolio Yield minus Base Rate                                                    N/A           249



    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 1999.

    Saks Incorporated,
     as Servicer

    By  /s/ James S. Scully
       --------------------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer


                                                                     Page 5 of 5